December 19, 2005

Supplement

SUPPLEMENT DATED DECEMBER 19, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE GLOBAL EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The twenty second paragraph of the section of the Prospectus titled ‘‘Portfolio Management’’ is hereby replaced by the following:

The Global Equity Portfolio is managed within the Investment Adviser’s International Multi Cap Growth team. The team consists of portfolio managers and analysts. Eddie Ramos, an Executive Director of the Investment Adviser, is a current member of the team responsible for the day-to-day management of the Portfolio. Mr. Ramos has been associated with the Investment Adviser in an investment management capacity since June 2005 and began managing the Portfolio in August 2005. Prior to June 2005, Mr. Ramos was a Vice President for Brown Capital Management working as a portfolio manager and research analyst.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT SD GE 12/05